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                                                               EXHIBIT 10.04(b)

                             AMENDMENT NO. 1 TO
          AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Amendment No. 1") is made as of the 30th day of September, 1997, by and among THE HUNTER GROUP, INC., a Maryland corporation ("THG"), THG CONSULTING INC., a corporation organized under the laws of Canada ("THG Canada"), THE HUNTER GROUP (SINGAPORE) PTE LTD, a corporation incorporated under The Companies Act of the Republic of Singapore ("THG Singapore"), HUNTER CONSULTING ASSOCIATES, PTY. LIMITED, a corporation organized under the laws of New South Wales, Australia ("THG Australia"), HUNTER CONSULTING ASSOCIATES, LIMITED, a corporation organized under the laws of Great Britain ("THG England"), and THE HUNTER GROUP INTERNATIONAL, INC., a Delaware corporation ("THG International," and THG Canada, THG Singapore, THG Australia, THG England and THG International collectively, "Affiliate Borrowers" and each individually an "Affiliate Borrower," and THG and Affiliate Borrowers collectively, "Borrowers," and each individually a "Borrower"), and SIGNET BANK, a Virginia banking corporation ("Bank").

                             RECITALS

     Reference is made to that certain Amended and Restated Loan and Security Agreement made as of June 20, 1997, by and among Borrowers and Bank (the "Loan Agreement"), pursuant to which Bank extended credit to Borrowers in an aggregate principal amount not to exceed Eight Million Dollars ($8,000,000.00). In order to amend the Loan Agreement as provided herein, the parties hereto have entered into this Amendment No. 1.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, and such other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. All capitalized terms not otherwise defined herein which are defined in the Loan Agreement shall have the same meanings assigned to them in the Loan Agreement.

     2. All references herein, in the Loan Agreement and in the Note to "this Loan Agreement", "this Agreement", "the Loan Agreement" and "the Agreement" shall mean and include the Loan Agreement as amended by this Amendment No. 1.



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    3.   The definition of "Maximum Loan Amount" is hereby amended by amending the final sentence thereof to read in its entirety as follows:

    Notwithstanding the foregoing, but subject to the terms of the Closing Agreement, upon the giving to Bank of not less than ten (10) days written notice prior to the first day of any calendar month commencing on or after July 1, 1997, Borrowers may elect to limit the Maximum Loan Amount during such month to the lesser of (x) the amount determined under clause (b)(i), or (y) $6,000,000.00 or $7,000,000.00
    (as indicated by Borrowers in such notice); provided, however, that from and after the Initial Public Offering or the Private Equity Offering (as defined in Subsection 6.17(a) hereof), the Maximum Loan Amount shall be the lesser of (1) the amount determined under clause
    (b)(i), or (2) $8,000,000.00.

    4. The following defined term is hereby added to Section 1 of the Loan Agreement in the alphabetically correct location"

         "Initial Public Offering" shall mean the initial public offering of the common stock of THG.

    5. Subsection 6.15 of the Loan Agreement is hereby amended to read in its entirety as follows:

         6.15 Tangible Net Worth. (a) Maintain Consolidated Tangible Net Worth of not less than (i) $25,000.00 as of September 30, 1997; (ii) $225,000.00 as of December 31, 1997, and March 31, 1998, (iii)
    $400,000.00 as of June 30, 1998, (iv) $2,000,000.00 as of September 30,
    1998, and (v) $4,500,000.00 as of December 31, 1998, and at all times thereafter; provided, however, that from and after the consummation of the Initial Public Offering, Borrowers shall maintain Consolidated Tangible Net Worth of not less than $15,000,000.00. Compliance with the provisions of this Subsection 6.15(a) shall be measured as of the end of each quarterly accounting period of Borrowers, commencing with the quarterly accounting period ending September 30, 1997.


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        (b)  Maintain a ratio of Consolidated Liabilities to
    Consolidated Tangible Net Worth of not greater than 7.0 to 1 commencing December 31, 1998, and at all times thereafter; provided, however, that from and after the consummation of the Initial Public Offering, Borrowers shall maintain a ratio of Consolidated Liabilities to Consolidated Tangible Net Worth of not greater than 2.0 to 1. Compliance with the provisions of this Subsection 6.15(b) shall be measured as of the end of each quarterly accounting period of Borrowers.

    6. Subsection 6.16 of the Loan Agreement is hereby amended to read in its entirety as follows:

         6.16 Net Income. Realize positive Consolidated Net Income for each quarterly accounting period of Borrowers, commencing with the quarterly accounting period ending December 31, 1997.

    7. Subsection 6.17(a) of the Loan Agreement is hereby amended to read in its entirety as follows:

         6.17 Additional Fees. (a) Pay to Bank (i) at Closing a fee (the "Closing Fee") in the amount of $60,000.00, and (ii) on the first Banking Day of each calendar month thereafter, a fee (the "Commitment Fee") in the amount of three-quarters of one percent (0.75%) (the "Commitment Fee Percentage") of the Maximum Loan Amount on such date (determined with reference to the applicable fixed dollar amount expressed in the "Maximum Loan Amount" definition and not the product of Acceptable Receivables times the Receivables Loan Percentage); provided, however, that if on or before February 28, 1998, THG has not consummated (A) a private offering of stock and/or subordinated indebtedness of THG on terms and conditions satisfactory to Bank resulting in the receipt by THG of net proceeds after accounting for all costs of issuance of not less than $10,000,000.00 (the "Private Equity Offering"), or (B) the Initial Public Offering, the Commitment Fee Percentage shall immediately be increased from three-quarters of one percent (0.75%) to one and one-half percent (1.5%). Payment of the Closing Fee and the Commitment Fees shall be in addition to the payment of all other fees and expenses payable under this Agreement, including,

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    without limitation, those fees and expenses payable pursuant to
    Subsections 2.01(c) and 10.02 hereof. Subject to the provisions of Subsection 6.17(b) and Subsection 6.17(c) below, the Closing Fee and Commitment Fees shall be deemed to have been earned by Bank on the date of payment and shall not be subject to refund or rebate by Bank.

    8. Subsection 6.17(c) of the Loan Agreement is hereby amended to read in its entirety as follows:

         (c)  Notwithstanding the provisions of Subsection
    6.17(a) above, if Borrowers do not elect the Warrant Option (as defined in Subsection 6.18 below) Borrowers' obligation to pay certain Commitment Fees shall be suspended under the circumstances described in this Subsection 6.17(c). If Borrowers certify to Bank at any time, that Consolidated Tangible Net Worth is equal to or greater than $10,000,000.00, Borrowers' obligation to pay additional Commitment Fees shall be suspended; provided,however, that if the monthly financial statements of Borrowers delivered to Bank in accordance with the provisions of Subsection 6.01(a) hereof for the last month of the quarterly accounting period during which such certification has been delivered to Bank indicate that as of the last day of such monthly accounting period (A) Consolidated Tangible Net Worth was less than $10,000,000.00, or (B) the ratio of Consolidated Liabilities to Consolidated Tangible Net Worth was greater than 2.5 to 1.0, Borrowers shall upon the demand of Bank pay to Bank the Commitment Fees which would have been payable but for such suspension, and the obligation of Borrowers to pay future Commitment Fees shall resume. Further, if the financial statements of Borrowers for the last month of any quarterly accounting period thereafter (a "Subsequent Calendar Quarter") indicate that as of the last day of such monthly accounting period (A) Consolidated Tangible Net Worth was less than $10,000,000.00, or (B) the ratio of Consolidated Liabilities to Consolidated Tangible Net Worth was greater than 2.5 to 1.0, Borrowers shall pay to Bank upon demand the Commitment Fees which would otherwise have been payable during such calendar quarter.

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    9.   Subsection 7.16 of the Loan Agreement is hereby amended to read in its entirety as follows:

         7.16 Dividends. Directly or indirectly declare or pay any dividend on, or make any other distribution with respect to (whether by reduction of capital or otherwise), any shares of its capital stock; provided, however, that (a) any Affiliate Borrower shall be permitted to declare and pay dividends to THG, and (b) if
    (i) the Initial Public Offering has been consummated, and (ii) no Default or Event of Default shall have occurred and be continuing, or would exist after the declaration and payment thereof, THG may declare and pay dividends on its common stock in any quarterly accounting period in an aggregate amount which does not exceed fifty percent (50%) of the net income of THG for the immediately preceding quarterly accounting period.

    10. Borrowers acknowledge and agree that Bank's prior written consent to the Private Equity Offering shall be required; provided, however, that such consent shall not unreasonably be withheld if prior to the consummation thereof Borrowers and Bank shall have amended the Loan Agreement to incorporate revised financial covenants satisfactory to Bank in its sole and absolute discretion. Bank acknowledges that it has consented to the Initial Public Offering in accordance with the provisions of a certain letter to THG of even date herewith.

    11. Borrowers and Bank acknowledge and agree that the Warrant Option has expired without exercise by Borrowers.

    12. Concurrently with the execution hereof, Borrowers shall pay to Bank in consideration of Bank's execution hereof an Amendment Fee in the amount of $30,000.00, which shall be in addition to all other fees and expenses payable by Borrowers under the Loan Agreement. An additional fee in the amount of $20,000.00 (which shall be in addition to all other fees and expenses payable by Borrowers under the Loan Agreement) shall be payable by Borrowers to Bank on or before November 30, 1997; provided, however, that such additional fee shall not be payable if the Initial Public Offering shall have been consummated on or before such date and no Default or Event of Default shall have occurred and be continuing.

    13. Except as amended hereby, the Loan Agreement shall remain unchanged, and the Loan Agreement, as so amended, shall continue in full force and effect in accordance with its terms.

    14. This Amendment No. 1 may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of

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which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

    15. The recitals hereto and all of the terms of the Loan Agreement are hereby incorporated into and made a part hereof as though fully set forth herein.

              [SIGNATURES CONTAINED ON THE FOLLOWING PAGE]





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    IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to
Amended and Restated Loan and Security Agreement to be duly executed under seal by their duly authorized respective officers as of the day and year first above written.

ATTEST/WITNESS:              THE HUNTER GROUP, INC.


/s/ A. SCOTT PRESTON         By: /s/ TERRY L. HUNTER     (SEAL)
--------------------             ----------------------
                                 Name:
                                       ----------------
                                 Title: President
                                        ---------------


                             THG CONSULTING INC.


/s/ A. SCOTT PRESTON         By: /s/ TERRY L. HUNTER     (SEAL)
--------------------             ----------------------
                                 Name:
                                       ----------------
                                 Title: President
                                        ---------------


                             THE HUNTER GROUP (SINGAPORE)
                             PTE LTD


/s/ A. SCOTT PRESTON         By: /s/ TERRY LEE HUNTER    (SEAL)
--------------------             ----------------------
                                 Name:
                                       ----------------
                                 Title: President
                                        ---------------


                             HUNTER CONSULTING ASSOCIATES,
                             PTY, LIMITED


/s/ A. SCOTT PRESTON         By: /s/ TERRY L. HUNTER     (SEAL)
--------------------             ----------------------
                                 Name:
                                       ----------------
                                 Title: President
                                        ---------------


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
                              HUNTER CONSULTING ASSOCIATES,
                              LIMITED


/s/ A. SCOTT PRESTON         By: /s/ TERRY L. HUNTER     (SEAL)
---------------------           ---------------------
                                Name:
                                      ---------------
                                Title: President
                                      ---------------


                             THE HUNTER GROUP
                             INTERNATIONAL, INC.


/s/ A. SCOTT PRESTON         By: /s/ TERRY L. HUNTER     (SEAL)
---------------------           ----------------------
                                Name:
                                      ----------------
                                Title: President
                                      ----------------
                                             BORROWERS


                             SIGNET BANK


/s/ A. SCOTT PRESTON         By: /s/ WARREN F. BOUSILIER     (SEAL)
---------------------           ------------------------
                                Warren F. Bousilier
                                Vice President

                                             BANK









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